LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS




Know all by these presents, that the undersigned's hereby makes,


constitutes and appoints Robert C. Goodwin, Jr. as the undersigned's true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:

(1) prepare, execute, acknowledge, deliver and file Forms 3, 4, and 5
(including any amendments thereto) with respect to the securities of
Chindex International, Inc., a corporation (the
"Company"), with the
United
States Securities and Exchange Commission, any national securities exchanges and the Company, as considered necessary or advisable under
Section 16(a) of
the Securities Exchange
Act of 1934 and the rules and
regulations
promulgated thereunder, as
amended from time to time (the
"Exchange Act");

(2)    seek or
obtain, as the undersigned's
representative and on the
undersigned's
behalf, information on
transactions in the Company's
securities from
any third party, including
brokers, employee benefit plan

administrators and trustees, and the
undersigned hereby authorizes any
such
person to release any such
information to the undersigned and
approves and
ratifies any such release
of information; and

(3)
perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

The
undersigned
acknowledges that:

(1)    this Power of Attorney
authorizes, but
does not require, such
attorney-in-fact to act in their
discretion on
information provided to such
attorney-in-fact without
independent
verification of such information;

(2)    any documents
prepared
and/or executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

(3)
neither
the Company nor such attorney-in-fact assumes (i) any

liability for the
undersigned's responsibility to comply with the

requirement of the
Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the
Exchange Act; and

(4)    this Power
of Attorney does not relieve the
undersigned from
responsibility for
compliance with the undersigned's
obligations under the
Exchange Act,
including without limitation the
reporting requirements under
Section
16 of the Exchange Act.

    The
undersigned hereby gives and
grants the foregoing attorney-in-fact
full
power and authority to do
and perform all and every act and thing

whatsoever requisite,
necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that such attorney-in-fact of, for
and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney.


This Power
of Attorney shall remain in full force and effect until

revoked by the
undersigned in a signed writing delivered to such

attorney-in-fact.


    IN WITNESS WHEREOF, the undersigned has caused
this Power of
Attorney to
be executed as of this _______ day of
___________,
___________.






Holli Harris
   Signature






Hollis Harris
  Print Name



STATE OF


COUNTY
OF



    On this ___________ day of ____________,
______________,

________________ personally appeared before me, and acknowledged that s/he executed the foregoing instrument for the purposes therein contained.

    IN WITNESS WHEREOF, I have
hereunto set my hand and
official seal.





_________________________________

Notary Public





_________________________________
				    My
Commission Expires: